UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 11, 2008

                        George Risk Industries, Inc.
                        -----------------------------
           (Exact name of registrant as specified in its charter)

       Colorado                  000-05378              84-0524756
       --------                  ---------              ----------
(State or other jurisdiction    (Commission            (IRS Employer
     of incorporation)          File Number)         Identification No.)

              802 S. Elm St.
               Kimball, NE                                69145
              --------------                              -----
  (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:    308-235-4645

                               Not Applicable
                               --------------
           (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Ex-
    change Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Ex-change Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

On November 1, 2007, George Risk Industries, Inc. (the "Company") engaged the services of Haynie & Company as its independent auditors for its fiscal year ending April 30, 2008. The Company's previous independent auditors, Mason Russell West, LLC, merged with and changed their name to Haynie & Company on November 1, 2007. The Company's Audit Committee of the Board authorized the engagement of Haynie & Company.

The Company notes that only the name of the audit firm has changed due to their merger and there was no resignation of Mason, Russell West, LLC or dis-agreements with them. The audit reports of Mason Russell West, LLC on the Company's financial statements as of and for the fiscal years ended
April 30, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principals. As of April 11, 2008 and during the two most re-cent fiscal years of the Company ended April 30, 2007 and 2006, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-B.

Also, during the two most recent fiscal years of the Company ended April 30, 2007 and 2006, the Company did not consult with Haynie & Company regarding any of the matters or events set forth in Item 304 of Regulation S-K.

The Company has provided Mason Russell West, LLC with a copy of the dis-closures contained in this filing and has included as an exhibit hereto the response of Haynie & Company to the disclosures set forth herein.

April 11, 2008

Securities and Exchange Commission
Washington D.C. 20549

Ladies and Gentlemen:

We have read item 4.01 of Form 8-K dated April 11, 2008 of George Risk Industries, Inc. and are in agreement with such statements. On November 1, 2007, we merged with and changed our name to Haynie & Company. If you have any questions or need additional information, please contact us at 303-734-4800.

Sincerely,

Mason Russell West, LLC
Littleton, CO

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: 04-11-2008                   By:  /s/  Stephanie M. Risk
                                   Stephanie M. Risk
                                   Chief Financial Officer and Controller